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                                                                   EXHIBIT 10.13

$690,000                                                Rapid City, South Dakota
                                                              September 30, 1996

COPY                           PROMISSORY NOTE

         FOR VALUE RECEIVED, CONCORDE GAMING CORPORATION ("MAKER"), a Colorado corporation with its principal place of business at 3290 Lien Street, Rapid City, South Dakota, promises to pay to the order of BHL CAPITAL CORPORATION ("HOLDER"), a South Dakota corporation with its principal place of business at 3290 Lien Street, Rapid City, South Dakota 57702, in immediately available funds the outstanding balance of advances made by HOLDER the sum of Six Hundred Ninety Thousand and No/100 Dollars ($690,000) together with interest on the outstanding amount thereof at the following rate: an annual rate equal to two percent (2%) above the prime rate established by Norwest Bank of South Dakota, N.A. The entire unpaid principal and accrued and unpaid interest hereon shall be due and payable in full on December 31, 1997.

         The Maker may prepay this Note in whole or in part at any time without penalty.

         In the event of default hereunder the undersigned agrees that HOLDER shall have all rights reserved herein, including all expenses of collection. The undersigned waives demand, presentment, notice of non-payment, protest, notice of protest and notice of dishonor.

         The makers, endorsers, sureties and guarantors hereof hereby severally waive presentment for payments, notice of non-payment, protest and notice of protest. The amount loaned by HOLDER shall be at HOLDER'S discretion and will not exceed Six Hundred Ninety Thousand and No/100 Dollars. Payment schedule may be extended at the option of HOLDER of this note.

         The undersigned hereby severally agree to pay all costs for any collections necessary.

                                           CONCORDE GAMING CORPORATION (MAKER)
                                           By: Jerry L. Baum
                                           Its: President


                                           Signature:
                                                     --------------------------

                                           BHL CAPITAL CORPORATION (HOLDER)
                                           By: Bruce H. Lien
                                           Its: President


                                           Signature:
                                                     --------------------------